PATRICK INDUSTRIES, INC.

Fourth Quarter 2013

INVESTOR PRESENTATION

NASDAQ: PATK

PATRICK INDUSTRIES, INC.

ADORN

CUSTOM VINYLS

ATA granite quartz solid surface laminate COUNTERTOPS

CWD CREATIVE WOOD DESIGNS

CUSTOMER 1st

F I R S T

Gustafson Lighting

PATRICK Distribution

INTERIOR COMPONENTS PLUS

Middlebury HARDWOOD Products

WSF West Side Furniture

PRAXIS GROUP

QUESTAUDIOVIDEO

FRONTLINE MANUFACTURING

Premier Concepts Inc. COUNTERTOP FABRICATION INNOVATION

INFINITY GRAPHICS

DECOR We're Stuck on Quality

Gravure Ink

DECORATIVE DYNAMICS

Forward-Looking Statements

This presentation contains certain statements related to future results, or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company's financial results, is contained in the Company's filings with the Securities and Exchange Commission.

This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information.

We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based.

Patrick Industries Highlights

- Patrick is a leading national manufacturer and distributor of a wide variety of building and component products for the RV, MH and Industrial markets.
- Strong leadership team and key players - top to bottom alignment and entrepreneurial culture
- Solid balance sheet and free cash flow generation
- Patrick's core market, the $13 billion RV industry, has rebounded significantly from the recent recession.
- Track record of successful acquisitions and organic new product line introductions
- Capacity to capture additional market share through cross-selling of existing product lines and extensions
- Lean organization - operational efficiencies and expense controls
- Margins and profitability have increased steadily in the past five years.

Patrick Industries Overview

- Leading national supplier serving the RV, MH & Industrial markets
- 18 manufacturing and 16 distribution centers
- Approximately 2,400 employees
- Strong leadership team & entrepreneurial culture
- Strong customer relationships



RV market: 72% of 12M'13 revenues
- Includes laminated panels, countertops, wrapped mouldings, cabinet doors, wiring/electrical/plumbing, furniture, interior passage doors, exterior graphics, interior lighting, wall coverings, fiberglass bath fixtures, and mattresses



MH market: 16% of 12M'13 revenues
- Includes wall/ceiling panels, pressed and hardwood doors, wiring/electrical/plumbing, cement siding, drywall and roofing products, lighting, wall coverings, and bath and shower surrounds



Industrial markets: 12% of 12M'13 revenues
- Includes retail and commercial fixtures, kitchen cabinets, solid surface countertops, and office and residential furniture

Patrick Facility Profile


ADORN
Gravure Ink
Gravure Ink
PATRICK
ADORN

Patrick's nationwide network of manufacturing and distribution centers reduces in-transit delivery time and cost to our customers.

# of Centers (as of 12/31/13)	
Manufacturing	18
Distribution	16

Sales Concentration By Market

The increase in wholesale unit shipments in the RV market, new product introductions, and the impact of acquisitions over the last 4 years contributed to an increase in our RV market sales concentration.



2011 Actual Industry
Sales Breakdown
$307.8 million
15%
24%
61%
RV
MH
Industrial



2012 Actual Industry
Sales Breakdown
$437.4 million
12%
19%
69%
RV
MH
Industrial



2013 Actual Industry
Sales Breakdown
$594.9 million
12%
16%
72%
RV
MH
Industrial



RV Market Growth Factors

Drivers of Consumer Demand



Job security & disposable income
Changing lifestyle trends
Availability of financing
Consumer confidence
Consumer Demand

Market Growth



Number of aging "Baby Boomers"
Array of product choices
Long-Term Market Growth
Attraction to younger buyers
Economical vacation

- RV sales will continue to benefit from the aging baby-boomers.
- Buyers aged 35 to 54 are the largest growing segment of RV owners.
- Rate of RV ownership is highest in the age range of 55 and 70.
  - Number of consumers between the ages of 55 and 70 projected to reach 56 million by 2020 (27% higher than in 2010)
- 70% of current RV owners plan to purchase another RV to replace their current unit.

Source: Recreation Vehicle Industry Association (RVIA)

RV Industry Shipment Trends

After a dramatic rebound in 2010 from a 58% decline in unit shipments during the period 2006-2009, the RV industry has experienced steady growth. Trended shipment levels indicate that there continues to be potential for future growth based on the depth of the last cycle.



RV Wholesale Unit Shipments
Shipments (000's)
450
400
350
300
250
200
150
100
173
163
203
228
259
247
248
255
293
321
300
257
311
321
370
384
391
353
237
166
242
252
286
321
340
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014F

Source: 1990 – 2014 Forecast (F): RVIA

RV Content Per Unit

With market share gains, new products and extension growth, and acquisitions, our RV unit content has grown 28% since Q4 of '12.


$'s Sold / RV Unit Shipped*
Content per Unit ($)
$1,550
$1,450
$1,350
$1,250
$1,150
$1,050
$950
$850
$750
$650
$550
$450
$350
$250
$579
$596
$635
$662
$672
$671
$697
$742
$823
$924
$1,002
$1,048
$1,142
$1,217
$1,271
$1,338
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13

*Based on TTM Average



MH Market Growth Factors

Drivers of Consumer Demand



Job growth
Affordability and quality
Financing/ credit availability
Consumer confidence
Consumer Demand

Market Growth



Quality credit standards
Alternative housing availability
Long-Term Market Growth
Number of aging "Baby Boomers"
Tax incentives

- There is opportunity for moderate growth, with limited downside risk in the near-term, if volumes maintain their historical relationship with new housing starts.
  - Unit shipments have averaged about 10% of single-family housing starts over the last 10 years.
- Potential gain from the recalibration of quality credit standards, job growth, and the significant numbers of consumers who have been forced into transitional housing who will most likely return to more permanent housing
- Average cost per square foot of a MH is $42 vs. $86 for a site-built home
- Average retail price of $61,900 for 1,475 square foot MH
- Demand likely to increase for quality, affordable housing

Source: Manufactured Housing Institute (MHI)

MH Shipment Trends / Residential Housing Starts

On average over the last 40 years, approximately three-fourths of total residential housing starts have been single family housing starts. Wholesale unit shipments in the MH industry averaged approximately 10% of the level of single-family housing starts over the last 10 years.


MH Unit Shipments % of Single Family Housing Starts
60%
50%
40%
30%
20%
10%
0%
1959 1961 1963 1965 1967 1969 1971 1973 1975 1977 1979 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013
MH% of SFHS

MH Shipments as a percent of Single Family Housing Starts ("SFHS")					
Average Since 1959	23%	10 Year Average	10%	Fiscal 2013	10%
SFHS as a percent of Total Residential Housing Starts					
Average Since 1959	72%	10 Year Average	76%	Fiscal 2013	67%

Source: MHI and U.S. Census Bureau

MH Shipment Trends

The recent decline and subsequent rebound in the MH industry has been impacted by the residential housing crisis and related factors, some of which were very similar to those that caused the MH market to collapse in 1999.



MH Wholesale Unit Shipments
Loose MH Credit & Lending Standards
Loose Residential Housing Credit & Lending Standards
Residential Housing Crisis
Restricted MH and Residential Housing Credit & Lending Conditions
Shipments (000's)
400
350
300
250
200
150
100
50
-
188
171
211
254
304
340
363
353
373
349
251
193
168
131
131
147
118
96
82
50
50
52
55
60
66
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014F

Source: 1990-2013: MHI; 2014 Company Forecast (F)

MH Content Per Unit

Our content per unit shipped has remained fairly consistent despite the impact of our largest MH customer continuing to vertically integrate. While we may see content variability on a periodic basis due to the market share this customer currently maintains, we believe we are well-positioned to participate in the continued expected improvement of this industry.



$'s Sold / MH Unit Shipped*
Content per Unit ($)
$2,100
$1,800
$1,500
$1,200
$900
$600
$300
$1,571
$1,575
$1,575
$1,576
$1,583
$1,547
$1,500
$1,438
$1,441
$1,461
$1,498
$1,556
$1,580
$1,585
$1,599
$1,582
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13

*Based on TTM Average



Industrial Market Growth Factors

Drivers of Consumer Demand


New residential housing construction
Consumer Demand
Existing home sales

Market Growth


New construction growth
Job growth
Long-Term Market Growth
Affordable interest rates
Government incentives

- 60% of Company's industrial revenue base tied directly to residential housing market
- National Association of Home Builders (NAHB) predicts a 19% increase in total housing starts for full year 2014 over the prior year (as of February 28, 2014).
- Patrick has also targeted certain sales efforts towards industrial market segments less directly tied to new residential construction, including the retail fixture, furniture, and countertop markets.

New Housing Starts Trends

We estimate that approximately 60% of our industrial revenue base is directly tied to the residential housing market which appears to have begun its recovery. Our products have applicability in both new construction and remodel markets.



New Housing Starts (000's)
2,500
2,000
1,500
1,000
500
0
1,193
1,014
1,200
1,288
1,457
1,354
1,477
1,474
1,617
1,641
1,569
1,603
1,705
1,848
1,956
2,068
1,801
1,355
906
554
587
609
781
927
1,104
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014F

- 67% improvement in housing starts from 2009-2013, with an additional 19% growth estimated in 2014 vs. 2013
- Despite recent growth, housing starts remain well below historical levels.

Source: 1990-2013: U.S. Census Bureau; 2014F: NAHB Forecast (latest available as of February 28, 2014)

Acquisition Strategy

- **We target organizations with:**
  - Solid management teams
  - High quality product lines
  - Strong customer and supplier relationships
- **Patrick provides the acquired businesses with:**
  - Opportunity to allow the creative entrepreneurial sprit of each to continue to thrive
  - Capital and administrative support, and operational support where needed
- **Our goals are to:**
  - Introduce new and innovative product lines that complement our core competencies
  - Capitalize on the opportunity to cross sell our extensive product catalog to our customer base
  - Increase our content per unit
  - Leverage our management capabilities
  - Grow top line and bottom line results
  - We may choose to pursue acquisition opportunities with lower than historical consolidated gross margins, however that are accretive to EPS.
- **Diversification Opportunities**:
  - We will seek out and pursue acquisitions outside our core markets that further leverage our core management capabilities in manufacturing and distribution and diversify our end market exposure.

Growth Through Acquisition

Adorn Holdings, Inc. – the largest acquisition in the Company's history (05/07)

ADORN

2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013

Quality Hardwoods (01/10)

ADORN

Blazon International Group (08/10)

PATRICK

The Praxis Group (06/11)

PRAXIS

A.I.A. Countertops, LLC (09/11)

Infinity Graphics (12/11)

INFINITY

Decor Mfg., LLC (03/12)

DECOR

Gustafson Lighting (07/12)

Gustafson Lighting

Creative Wood Designs, Inc. (09/12)

CWD

Middlebury Hardwood Products, Inc. (10/12)

Middlebury Hardwood Products

West Side Furniture (09/13)

WSF West Side Furniture

Frontline Mfg. and Premier Concepts (09/13)

FRONTLINE MANUFACTURING

Premier Concepts

Acquisition Highlights (2010-2013):

- 12 companies
- \$60MM aggregate purchase price
- \$170MM annualized sales
- Primarily RV industry-based

PATRICK INDUSTRIES, INC.

Acquisition Summary (2010 – 2013)

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
01/2010	Quality Hardwoods Sales	$2.0 MM	$2 MM	Manufacturing	RV	Cabinet Doors
08/2010	Blazon International Group	$3.8 MM	$20 MM	Distribution	RV & MH	Wiring, electrical, plumbing, and other building products
06/2011	The Praxis Group	$0.5 MM	$4 MM	Distribution	RV	Painted countertops, foam products, and furniture products
09/2011	A.I.A. Countertops, LLC	$5.5 MM	$20 MM	Manufacturing	RV & Industrial	Solid surface countertops, backsplashes, tables, and signs
12/2011	Infinity Graphics (formerly Performance Graphics)	$1.3 MM	$2 MM	Manufacturing	RV & Industrial	Designer, producer, and installer of exterior graphics
03/2012	Décor Mfg., LLC	$4.3 MM	$17 MM	Manufacturing	RV	Laminated and wrapped products
07/2012	Gustafson Lighting	$2.8 MM	$12 MM	Distribution	RV	Interior and exterior lighting products, ceiling fans and accessories
09/2012	Creative Wood Designs, Inc.	$3.0 MM	$18 MM	Manufacturing	RV	Hardwood furniture including interior hardwood tables, chairs, and dinettes
10/2012	Middlebury Hardwood Products, Inc.	$19.8 MM	$33 MM	Manufacturing	RV, MH & Industrial	Hardwood cabinet doors and other hardwood products

*Projected Annualized Sales as of the acquisition date

Acquisition Summary (2010 – 2013) (continued)

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
09/2013	Frontline Mfg., Inc.	$5.2 MM	$15 MM	Manufacturing	RV, MH & Industrial	Fiberglass bath fixtures including tubs and showers
09/2013	Premier Concepts, Inc.	$2.6 MM	$10 MM	Manufacturing	RV, MH & Industrial	Solid surface countertops
09/2013	West Side Furniture	$8.7 MM	$17 MM	Distribution	RV	Recliners, mattresses, other furniture products

* Projected Annualized Sales as of the acquisition date

December 31, 2013
Financial Review

Fourth Quarter Financial Summary

Patrick Industries 4th Quarter 2013 Results				
($ in thousands except per share data)	12/31/2013	% to Net Sales	12/31/2012	% to Net Sales
Net Sales	$ 146,612		$ 106,128	
Cost of Goods Sold	125,008	85.3%	91,560	86.3%
Gross Profit	21,604	14.7%	14,568	13.7%
Warehouse & Delivery	5,619	3.8%	4,041	3.8%
Selling, General, & Administrative	6,568	4.5%	5,381	5.1%
Income Before Income Taxes (Credit)	8,084	5.5%	3,044	2.9%
Income Taxes (Credit)	3,072	2.1%	(173)	-0.2%
Net Income	$ 5,012	3.4%	$ 3,217	3.0%
EBITDA	$ 11,144	7.6%	$ 6,772	6.4%
EPS - Diluted	$ 0.47		$ 0.30	
ADJUSTED RESULTS*				
Net Income	$ 5,008	3.4%	$ 2,474	2.3%
EPS - Diluted	$ 0.47		$ 0.23	

*Reflects adjustments for differences in Patrick's tax position in 2012 vs. 2013, as well as for certain other items in each period to assist in assessing our ongoing performance. See supplementary schedules on page 29 for the reconciliation to reported GAAP net income and diluted EPS.

Twelve Months Financial Summary

Patrick Industries Twelve Months 2013 Results				
($ in thousands except per share data)	12/31/2013	% to Net Sales	12/31/2012	% to Net Sales
Net Sales	$ 594,931		$ 437,367	
Cost of Goods Sold	503,908	84.7%	371,623	85.0%
Gross Profit	91,023	15.3%	65,744	15.0%
Warehouse & Delivery	20,158	3.4%	15,782	3.6%
Selling, General, & Administrative	27,979	4.7%	21,637	4.9%
Income Before Income Taxes (Credit)	38,774	6.5%	21,272	4.9%
Income Taxes (Credit)	14,734	2.5%	(6,823)	-1.6%
Net Income	$ 24,040	4.0%	$ 28,095	6.4%
EBITDA	$ 49,056	8.2%	$ 33,243	7.6%
EPS - Diluted	$ 2.23		$ 2.64	
ADJUSTED RESULTS*				
Net Income	$ 23,611	4.0%	$ 14,702	3.4%
EPS - Diluted	$ 2.19		$ 1.38	

*Reflects adjustments for differences in Patrick's tax position in 2012 vs. 2013, as well as for certain other items in each period to assist in assessing our ongoing performance. See supplementary schedules on page 29 for the reconciliation to reported GAAP net income and diluted EPS.

Balance Sheet Summary

($ in thousands)	12/31/2013		12/31/2012	
Trade Receivables, net	$	22,644	$	17,858
Inventories		56,510		46,992
Other Current Assets		8,545		8,820
Property, Plant & Equipment, net		42,117		37,069
Goodwill		16,495		10,362
Intangible Assets, net		25,611		19,219
Other Non-Current Assets		2,265		3,149
Total Assets	**$**	**174,187**	**$**	**143,469**
Accounts Payable	$	18,826	$	17,336
Accrued Liabilities		13,585		11,816
Total Debt		55,000		49,716
Other Long-Term Liabilities		4,466		3,193
Total Liabilities		**91,877**		**82,061**
Shareholders' Equity		**82,310**		**61,408**
Total Liabilities & Shareholders' Equity	**$**	**174,187**	**$**	**143,469**

Cash Flow Summary

($ in thousands)	Twelve Months 12/31/2013	Twelve Months 12/31/2012
Cash Flows From Operating Activities:		
Net income	$ 24,040	$ 28,095
Depreciation & amortization	7,297	5,586
Stock warrants revaluation/ deferred financing amort/debt discount	430	3,106
Stock compensation/deferred compensation/other	5,208	(6,499)
Changes in operating assets & liabilities, net	(14,544)	(9,291)
Net cash provided by operating activities	**22,431**	**20,997**
Cash Flows From Investing Activities:		
Capital expenditures	(8,669)	(7,895)
Business acquisitions	(16,511)	(29,262)
Proceeds from sale of PP&E / other	924	(65)
Net cash used in investing activities	**(24,256)**	**(37,222)**
Cash Flows From Financing Activities:		
Debt borrowings, net	5,284	15,930
Stk option exercises/stk repurchases/excess tax benefit stk comp.	(3,605)	436
Payment of deferred financing/other	(254)	(257)
Net cash provided by financing activities	**1,425**	**16,109**
Decrease in cash	(400)	(116)
Cash and cash equivalents at beginning of year	434	550
Cash and cash equivalents at end of year	**$ 34**	**$ 434**

Net Sales



(millions)
$700
$600
$500
$400
$300
$200
$100
$595
$437
$308
$278
2010
2011
2012
2013
RV
MH
Industrial

- **4Q '13 sales increased 38.1%**
  - RV: 43% revenue increase & 71% of 4Q'13 sales
  - MH: 13% revenue increase & 16% of 4Q'13 sales
  - Industrial markets: 57% revenue increase & 13% of 4Q'13 sales
- **12 Months '13 sales increased 36.0%**
  - RV: 44% revenue increase & 72% of 12M'13 sales
  - MH: 13% revenue increase & 16% of 12M'13 sales
  - Industrial markets: 33% revenue increase & 12% of 12M'13 sales

Gross Margin Trends

Our gross margins have been improving consistent with our acquisition and strategic growth plans. We do experience quarterly variability in gross margins based on commodity pricing and competitive market conditions.



18%
16%
14%
12%
10%
8%
6%
Percentage
10.2%
11.6%
10.7%
9.7%
11.4%
14.6%
17.0%
14.3%
16.0%
15.4%
15.0%
13.7%
15.8%
15.8%
14.9%
14.7%
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13

Net Income & Diluted EPS Summary (Reported / Adjusted) 2010 - 2013


Net Income
(millions)
$35.0
$25.0
$15.0
$5.0
($5.0)
$1.2
$8.5
$28.1
$24.0
2010
2011
2012
2013


Net Income – Adjusted*
(millions)
$35.0
$25.0
$15.0
$5.0
($5.0)
($1.2)
$5.3
$14.7
$23.6
2010
2011
2012
2013


Diluted EPS
(per share)
$3.00
$2.00
$1.00
$0.00
$0.12
$0.83
$2.64
$2.23
2010
2011
2012
2013


Diluted EPS – Adjusted*
(per share)
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
($0.50)
($0.12)
$0.53
$1.38
$2.19
2010
2011
2012
2013

*Reflects adjustments for differences in Patrick's tax position in 2010-2012 vs. 2013, as well as for certain other items in each period to assist in assessing our ongoing performance. See supplementary schedules on page 29 for the reconciliation to reported GAAP net income and diluted EPS.

Supplementary Schedules

($ in thousands)	2010	2011	2012	2013	4Q '12	4Q '13
Reported net income (GAAP)	$ 1,226	$ 8,470	$ 28,095	$ 24,040	$ 3,217	$ 5,012
Adjustment factors:						
Write-off unamortized discount on subordinated notes	0	0	685	0	685	0
Premiums paid on prepayment of subordinated notes	0	0	263	0	263	0
Gain on sale of fixed assets & acquisition of business	(2,866)	(244)	(238)	(430)	(1)	(6)
Stock warrants revaluation	(261)	699	1,731	0	0	0
Receivable recovery	0	0	0	(262)	0	0
Income taxes (credit)	(81)	(163)	(6,823)	14,734	(173)	3,072
Adjusted pretax income (loss)	(1,982)	8,762	23,713	38,082	3,991	8,078
Income taxes (credit)*	(773)	3,417	9,011	14,471	1,517	3,070
Adjusted net income (loss) (Non-GAAP)	$ (1,209)	$ 5,345	$ 14,702	$ 23,611	$ 2,474	$ 5,008

(per share data)	2010	2011	2012	2013	4Q '12	4Q '13
Reported diluted net income per share (GAAP)	$ 0.12	$ 0.83	$ 2.64	$ 2.23	$ 0.30	$ 0.47
Net EPS impact due to adjustment factors above	(0.24)	(0.30)	(1.26)	(0.04)	(0.07)	-
Adjusted diluted net income (loss) per share (Non-GAAP)	$ (0.12)	$ 0.53	$ 1.38	$ 2.19	$ 0.23	$ 0.47

*Utilized full year estimated effective tax rate of 39% for the twelve month periods in 2010 and 2011; utilized the estimated effective tax rate of 38% for the twelve month periods of 2012 and 2013 and for the fourth quarters of 2012 and 2013.

The Company reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP" or referred to herein as "reported"). However, management believes that certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company's performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. Our non-GAAP financial information does not represent a comprehensive basis of accounting.

Leverage Position

Our leverage position improved significantly since the recession and we have ample cushion to increase leverage to support our future growth opportunities in conjunction with our capital allocation strategy and strategic plan.


Leverage Position Trend
Leverage (Funded Debt / EBITDA)
6.0
5.0
4.0
3.0
2.0
1.0
-
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2' 11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Leverage

Since year-end 2009, despite spending $59.5 million on acquisitions, $20.4 million on capital expenditures, and $6.1 million on share repurchases, our net debt has increased by only $12.8 million, reflecting our enhanced profitability, focus on cash management, and our ability to leverage our operating model and integrate acquisitions.

Note 1: Consolidated Total Leverage (2012 Credit Facility) = Consolidated Total Indebtedness (including undrawn letters of credit) divided by Consolidated Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")

Note 2: Leverage covenant pursuant to the 2012 Credit Facility is measured and reported on a quarterly basis and is not to exceed 3.50 to 1.00 for the 12-month period ending on such quarter-end.

Stock Price Trend (Jan. 2011 - Feb. 2014)

Our stock price performance has experienced dramatic growth and has trended consistent with our operating and financial results.


Monthly Closing Stock Price Trend
Closing Stock Price
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$2.15
$2.08
$2.73
$2.38
$2.23
$2.09
$2.00
$2.01
$1.86
$2.01
$2.76
$4.10
$5.72
$6.17
$12.15
$12.94
$13.14
$12.75
$11.64
$13.00
$15.47
$17.67
$17.38
$15.56
$16.46
$13.26
$15.76
$20.26
$19.49
$20.79
$24.91
$27.08
$30.05
$31.28
$31.25
$28.93
$36.00
$42.19
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May -12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14

Patrick has 10.6 million shares outstanding and a market capitalization of approximately $450 million as of March 7, 2014.

Patrick's Products and Segments

Patrick's Manufactured Products

ADORN

CUSTOM VINYLS

INTERIOR COMPONENTS PLUS

ATA COUNTERTOPS

Gravure Ink

INFINITY

FRONTLINE MANUFACTURING

Premier Concepts Inc.

Middlebury Hardwood Products

DECOR
We're Stuck on Quality

CWD
Creative Wood Designs

Manufactured Products

- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
  - Cut to size, boring, foiling & edge-banding
- Solid surface, granite & quartz countertop fabrication
- Wrapped profile mouldings
- Cabinet doors & components
- Hardwood furniture
- Countertops
- Interior passage doors
- Exterior graphics
- Slotwall panels & components
- Backsplashes, tables & signs
- Fiberglass bath fixtures











ADORN | Custom Vinyls | Interior Components Plus | Gravure Ink | Decor | Middlebury Hardwood Products | Premier Concepts | ATA | Infinity | CWD Creative Wood Designs | Frontline Manufacturing

Manufactured Products

- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
  - Cut to size, boring, foiling & edge-banding
- Solid surface, granite & quartz countertop fabrication
- Wrapped profile mouldings
- Cabinet doors & components
- Hardwood furniture
- Countertops
- Interior passage doors
- Exterior graphics
- Slotwall panels & components
- Backsplashes, tables & signs
- Fiberglass bath fixtures















ADORN | Custom Vinyls | Gravure Ink | DECOR | Middlebury Hardwood Products | Premier Concepts | ATA Countertops | Infinity | CWD Creative Wood Designs | Frontline Manufacturing

PATRICK
Distribution

Gustafson
Lighting

Patrick's Distribution Products

PRAXIS
GROUP

WSF
West Side Furniture

QAV
QuestAudioVideo

Distribution Products

- Pre-finished wall and ceiling panels
- Drywall & drywall finishing products
- Electronics
- Wiring, electrical & plumbing products
- Interior & exterior lighting products
- Interior passage doors
- Recliners, mattresses & other furniture
- Roofing products
- Laminate flooring
- Cement siding
- Shower doors
- Fireplaces & slide-out surrounds















PATRICK Distribution

PRAXIS GROUP

Gustafson Lighting

QUESTAUDIOVIDEO

WSF West Side Furniture

Distribution Products

- Pre-finished wall and ceiling panels
- Drywall & drywall finishing products
- Electronics
- Wiring, electrical & plumbing products
- Interior & exterior lighting products
- Interior passage doors
- Recliners, mattresses & other furniture
- Roofing products
- Laminate ceramic flooring
- Cement siding
- Shower doors
- Fireplaces & slide-out surrounds









PATRICK Distribution

PRAXIS GROUP

Gustafson Lighting

QuestAudioVideo

WSF West Side Furniture

Information Contacts

Andy Nemeth
Chief Financial Officer
(574) 294-7511
nemetha@patrickind.com

Julie Ann Kotowski
Director of Investor Relations
(574) 294-7511
kotowskj@patrickind.com

Analyst Coverage

CJS Securities
Daniel Moore
dmoore@cjs-securities.com

Sidoti & Company, LLC
Scott Stember
sstember@sidoti.com